UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 11, 2019

UGI Corporation
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-11071	23-2668356
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
460 North Gulph Road, King of Prussia, PA 19406
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: 610 337-7000
Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, without par value	UGI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On November 12, 2019, UGI Corporation (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission that included as an exhibit presentation materials relating to financial results for the fiscal quarter and year ended September 30, 2019 (the “Presentation Materials”). This amended Current Report on Form 8-K (the “Amended Current Report”) supplements the Presentation Materials by adding a slide relating to the Company’s expected capital expenditures for the fiscal year ending September 30, 2020. The new slide appears in the appendix of the Presentation Materials, which are included in full as Exhibit 99.2 to this Amended Current Report and incorporated by reference in Item 7.01 below. No other changes have been made to the Form 8-K.

Item 2.02 Results of Operations and Financial Condition.

On November 11, 2019, the Company issued a press release announcing financial results for the Company for the fiscal quarter and year ended September 30, 2019. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.

In its November 11, 2019 press release, the Company also announced earnings guidance for the fiscal year ending September 30, 2020. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

On November 12, 2019, the Company will hold a live Internet Audio Webcast of its conference call to discuss its financial results for the fiscal quarter and year ended September 30, 2019.

Presentation materials containing certain historical and forward-looking information relating to the Company (the “Presentation
Materials”) have been made available on the Company’s website. A copy of the Presentation Materials is furnished as Exhibit 99.2 to this report and is incorporated herein by reference in this Item 7.01. All information in Exhibit 99.2 is presented as of the particular dates referenced therein, and the Company does not undertake any obligation to, and disclaims any duty to, update any of the information provided.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and will not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in that filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are being furnished herewith:

99.1	Press Release of UGI Corporation dated November 11, 2019.
99.2	Presentation of UGI Corporation dated November 12, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Corporation

November 12, 2019	By:	/s/ Ted J. Jastrzebski
	Name:	Ted J. Jastrzebski
	Title:	Chief Financial Officer